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                                                                EXHIBIT 10.21


                              NONCOMPETE AGREEMENT

        TRANSCRYPT ACQUISITION, LTD., a Nebraska limited partnership, (the "Company") and JOHN KUIJVENHOVEN ("Kuijvenhoven") agree as follows:

        1. In consideration of the fees specified in Paragraph 2 and the purchase of assets from Kuijvenhoven, Kuijvenhoven hereby agrees to the following terms and conditions:

        Kuijvenhoven expressly covenants and agrees that at no time during a period beginning on the date of the execution of this Noncompete Agreement and extending through the fifth anniversary hereof will he for himself or on behalf of any other person, partnership, firm, association or corporation in any territory in which Company is actively engaged in business (1) open or operate a business which is in competition with the Company, (2) act as an employee, agent, advisor or consultant of any then existing competitor of the Company,
(3) solicit or accept business from any of the Company's competitors, unless authorized by the Company, in advance and in writing, (4) take any action to or do anything reasonably intended to divert business from the Company or influence or attempt to influence any existing customers of the Company to cease doing business with Company or to alter its then existing business relationship with the Company or (5) take any action or do anything reasonably intended to influence any existing suppliers of the Company to cease doing business with the Company or to alter its then existing business relationship with the Company. Kuijvenhoven further covenants and agrees that he will not for himself or on behalf of any other person, partnership, firm, association or corporation in any territory served by the Company, directly or indirectly solicit or accept business from any of the Company's existing customers for the purchase or sale of products or services of a like kind to those sold or provided by the Company.

        2. For and in exchange for Kuijenhoven's agreement not to compete as set forth herein, the Company shall pay Kuijvenhoven an amount of $1,020,000, 20% of such fee ($204,000) shall be due and paid on the first anniversary of the execution of this Agreement. The remainder ($816,000) shall be paid in 48 equal consecutive monthly installments commencing on the first day of the month next following the first anniversary of the execution of this Agreement and

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continuing thereafter on the first day of each and every succeeding month thereafter until paid in full. The payment of such fees shall be secured as provided in the Security and Pledge Agreement between the parties of even date herewith.

        3. By signing this agreement, Kuijvenhoven expressly acknowledges that the territorial limitations, duration and scope of this agreement are fair and reasonable.

        4. Kuijvenhoven further agrees that the Company shall be entitled to maintain proceedings in any court of competent jurisdiction, either at law or in equity, for any breach of this agreement by Kuijvenhoven to enforce the specific performance of this agreement and/or to obtain damages for any breach thereof, and without regard to any or all remedies sought by the Company, the Company shall be entitled to recover reasonable attorneys' fees incurred in enforcing this agreement.

        5. In the event of the death of Kuijvenhoven all amounts payable shall be payable to Kuijvenhoven's personal representative.

        6. The covenants contained shall be subject to the following exceptions:

                a. They shall not apply to any action taken or omitted by Kuijvenhoven on behalf of the Company which are within the scope of his Consulting Agreement, any action taken or omitted by Kuijvenhoven in his capacity as an officer, director or shareholder of Transcrypt Acquisition Corporation or as a limited partner of the Company or as an officer, director or shareholder of any of its or their affiliates, or with respect to any action taken or omitted to enforce his rights under this Agreement under the Purchase Agreement or under the Security and Pledge Agreement.

                b. They shall not apply to any activities which are normally and customarily incident to the ownership of stock or securities of a publicly held company or of an interest in any blind trust, investment pool or fund or any estate or trust of which Kuijvenhoven is not the grantor or in any similar vehicle under which Kuijvenhoven does not have investment control.






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                c. they shall not apply to any act or omission of Kuijvenhoven or any inadvertant or unintended act of Kuijvenhoven which does not materially effect Company's Business or which Kuijvenhoven shall, in any event, cease immediately upon written notice from the Company.

                d. they shall not apply to any act or omission or to the conduct of any business or commercial enterprise to which Company consents in advance and in writing provided the Company shall promptly respond to all such requests and shall not unreasonably withhold its consent.

        7. This agreement supersedes any prior agreement between the Kuivjenhoven and the Company pertaining to the subject hereof. In the event that any portion of this agreement is declared invalid or illegal by final judgment of any court of competent jurisdiction, the remainder of this agreement shall remain in full force and effect, notwithstanding the invalidity or illegality of the other portion.

        8. This agreement shall be governed by the laws of the State of Nebraska.

        9. This agreement may be executed in duplicate counterparts, each of which shall be deemed to be an original, and all of which shall constitute one in the same agreement.

        10. Anything herein to the contrary notwithstanding the entire remaining balance due hereunder, reduced to present value using an interest rate of 10%, shall become immediately due and payable to Kiujvenhoven in the event the Company shall become insolvent, effect an assignment of any of its assets to or for the benefit of creditors, upon the commencement of any proceedings under any bankruptcy or insolvency act by or against Company or in the further event the Company shall sell, transfer or assign all or substantially all of the Company's assets, or shall effect whether merger, consolidation, sale by public or private offering or otherwise, a change in control which has the effect of transferring 30% or more of the voting common stock and/or partnership interest of Company or of Transcrypt Acquisition Corporation, or its or their successors to persons, firms, or entities who were not holders of such securities immediately prior to the date on which such merger, consolidation, sale or other action was effective.

        11. Notwithstanding the fact that a court of competent jurisdiction may declare all or any part of this Agreement to be void, voidable, or otherwise unenforceable, such fact shall not relieve or otherwise execute payment of the amounts


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otherwise payable hereunder to Kuijvenhoven provided Kuijvenhoven continues to perform his obligations hereunder and in such event Company shall continue to make all payments to Kuijvenhoven as provided for herein as the sums become due and payable despite such judgment or order.

        IN WITNESS WHEREOF, the parties have caused this agreement to be executed as of the 3rd day of December, 1991.

                                TRANSCRYPT ACQUISITION, LTD.

                                By Transcrypt Acquisition Corporation,
                                    its general partner

                                By /s/ John T. Connor
                                   ------------------------------------------
                                Printed Name        John T. Connor
                                             --------------------------------
                                Its                   Chairman
                                    -----------------------------------------


                                /s/ John Kuijvenhoven
                                ---------------------------------------------
                                John Kuijvenhoven